PRIVATE PLACEMENT	9 Months Ended
Sep. 30, 2021
Private Placement
PRIVATE PLACEMENT

NOTE 4. PRIVATE PLACEMENT

Simultaneously with the closing of the Initial Public Offering, the Sponsor and the Forward Purchase Investors purchased an aggregate of 370,000 Private Units at a price of $10.00 per Private Unit, for an aggregate purchase price of $3,700,000, in a private placement. The Sponsor purchased an aggregate of 296,000 Private Units and Forward Purchase Investors purchased an aggregate of 74,000 Private Units. Each Private Unit consists of one share of Class A common stock (“Private Share”) and one-half of one redeemable warrant (“Private Warrant”). Each whole Private Warrant entitles the holder to purchase one share of Class A common stock at a price of $11.50 per share, subject to adjustment (see Note 8). A portion of the proceeds from the Private Units were added to the proceeds from the Initial Public Offering held in the Trust Account. The Private Units are identical to the Units sold in the Initial Public Offering, except as described in Note 8. If the Company does not complete a Business Combination within the Combination Period, the proceeds of the sale of the Private Units will be used to fund the redemption of the Public Shares (subject to the requirements of applicable law) and underlying securities will be worthless.

Certain funds affiliated with Baron Capital Group, Inc., which are members of the Sponsor, and MG Partners Multi-Strategy Fund LP (collectively, the “Forward Purchase Investors”) entered into contingent forward purchase agreements with the Company as described in Note 6. Contemporaneously with the execution and delivery of the Business Combination Agreement, the Company entered into two separate Subscription Agreements with DD3 Capital Partners S.A. de C.V. (“DD3 Capital”) and Larrain Investment Inc. (“Larrain”) (the “Subscription Agreements”) as described in Note 6.